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                                                                   EXHIBIT 10.32

                             CELLSTAR CORPORATION
              1993 AMENDED AND RESTATED LONG-TERM INCENTIVE PLAN
              (as amended and restated through January 21, 2000)

     This Plan amends and restates the CellStar Corporation 1993 Stock Option Plan, as previously amended and restated, which first became effective on December 3, 1993. Capitalized terms used herein are defined in Article 2 hereof.

     To the extent permitted under Rule 16b-3, Sections 162(m) and 422 of the Code, and any other applicable law or regulation, the Committee shall have the power, in its sole discretion, to apply any or all of the amendments effected hereby to outstanding Stock Options previously granted under the Plan; provided that, to the extent that the application of any such amendment to an outstanding Stock Option shall have an Adverse Consequence for the Company and/or a Participant, such amendment shall not apply unless it is specifically approved by the Committee and consented to by the Participant.

     This Plan, as amended and restated, shall be effective as of January 21, 2000.

                                   ARTICLE 1
                                    PURPOSE

     The purpose of the Plan is to attract and retain key Employees, Nonemployee Directors and Advisors of the Company and its Subsidiaries and to provide such persons with a proprietary interest in the Company through the granting of Stock Options, Stock Appreciation Rights, Restricted Stock, and/or Cash Awards, whether granted singly, in combination, or in tandem. The Plan is designed to

     (a) increase the interest of such persons in the welfare of the Company and its Subsidiaries;

     (b) furnish an incentive to such persons to continue their services for the Company and/or its Subsidiaries; and

     (c) provide a means through which the Company and its Subsidiaries may attract able persons to enter their employ or serve as Advisors.

     Unless otherwise specified by the Compensation Committee at the time of grant, with respect to Reporting Participants, the Plan and all transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void ab initio, to the extent permitted by law and deemed advisable by the Committee.

                                   ARTICLE 2
                                  DEFINITIONS

     For purposes of the Plan, unless the context requires otherwise, the following terms shall have the meanings indicated:

     2.1 "Adverse Consequence" means (i) the loss of qualification of a Stock Option for special treatment under Rule 16b-3 or the commencement of a new holding period under such rule; (ii) the

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disqualification of a Stock Option as an Incentive Stock Option or the repricing of such Stock Option; or (iii) the Company's inability to claim the Section 162(m) Exception with respect to a Stock Option or the repricing of such Stock Option.

     2.2 "Advisor" means any person performing advisory or consulting services for the Company or any Subsidiary, with or without compensation, to whom the Company chooses to grant an Award in accordance with the Plan, provided that bona fide services must be rendered by such person and such services shall not be rendered in connection with the offer or sale of securities in a capital raising transaction.

     2.3   "Applicable Law" shall have the meaning set forth in Article 3 below.

     2.4 "Award" means the grant under the Plan of any Stock Options, Stock Appreciation Rights, shares of Restricted Stock, or Cash Award, whether granted singly, in combination, or in tandem (sometimes individually referred to herein as an "Incentive").

     2.5 "Award Agreement" means a written agreement between a Participant and the Company that sets out the terms of the grant of an Award.

     2.6 "Award Period" means the period during which one or more Incentives granted under an Award may be exercised.

     2.7   "Board" means the Board of Directors of the Company.

     2.8 "Cash Award" means an Award granted pursuant to Article 9 of the Plan.

     2.9 "Change of Control" means any of the following: (i) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company's Common Stock would be converted into cash, securities or other property, other than a merger of the Company in which the holders of the Company's Common Stock immediately prior to the merger have the same proportionate ownership of the surviving corporation immediately after the merger; (ii) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company; (iii) approval by the stockholders of the Company of any plan or proposal for the liquidation or dissolution of the Company; (iv) the cessation of control (by virtue of their not constituting a majority of directors) of the Board by the individuals (the "Continuing Directors") who (x) at the effective date of this Plan were directors or (y) become directors after the effective date of this Plan and whose election or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then in office who were directors at the effective date of this Plan or whose election or nomination for election was previously so approved; (v) in a Title 11 bankruptcy proceeding, the appointment of a trustee or the conversion of a case involving the Company to a case under Chapter 7; or (vi) the acquisition of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of an aggregate of 15% or more of the voting power of the Company's outstanding voting securities by any person or persons acting as a group (within the meaning of Rule 13d-5 under the Exchange
Act) who beneficially owned less than 10% of the voting power of the Company's outstanding voting securities on the effective date of this Plan, or the acquisition of beneficial ownership of an additional 5% of the voting power of the Company's outstanding voting securities by any person or group who beneficially owned at least 10% of the voting power of the Company's outstanding voting securities on the effective date of this Plan; provided, however, that,
                                                      --------  -------
notwithstanding the foregoing, an acquisition shall not constitute a Change of

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Control hereunder if the acquiror is (v) Alan H. Goldfield ("Goldfield"); (w) a trustee or other fiduciary holding securities under an employee benefit plan of the Company and acting in such capacity; (x) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of voting securities of the Company; (y) a person or group meeting the requirements of clauses (i) and (ii) of Rule 13d-1(b)(1) under the Exchange Act; or (z) any other person whose acquisition of shares of voting securities is approved in advance by a majority of the Continuing Directors; and provided further that no Change of Control shall be deemed to have occurred from a transfer of the Company's voting securities by Goldfield to
(v) a member of Goldfield's immediate family (within the meaning of Rule 16a-1(e) of the Exchange Act) either during Goldfield's lifetime or by will or the laws of descent and distribution; (w) any trust as to which Goldfield or a member (or members) of his immediate family is the beneficiary; (x) any trust as to which Goldfield is the settlor with sole power to revoke; (y) any entity over which Goldfield has the power, directly or indirectly, to direct or cause the direction of the management and policies of the entity, whether through the ownership of voting securities, by contract or otherwise; or (z) any charitable trust, foundation or corporation under Section 501(c)(3) of the Code that is funded by Goldfield. To the extent that a Participant's Employment Agreement differs from the Plan with respect to the meaning of "Change of Control," if such Employment Agreement has been approved by the Compensation Committee of the Board of Directors, the definition included in such Employment Agreement shall govern.

     2.10  "Code" means the Internal Revenue Code of 1986, as amended.

     2.11 "Committee" means the committee(s) appointed or designated by the Board to administer the Plan in accordance with Article 3 of this Plan.

     2.12 "Common Stock" means the Common Stock, par value, $.01 per share, of the Company or, in the event that the outstanding shares of such Common Stock are hereafter changed into or exchanged for shares of a different stock or security of the Company or another corporation, such other stock or security.

     2.13  "Company" means CellStar Corporation, a Delaware corporation.

     2.14 "Date of Grant" means the effective date on which an Award is made to a Participant as set forth in the applicable Award Agreement.

     2.15 "Discretionary Amendment" means any amendment to the Plan that does not require stockholder approval.

     2.16 "Employee" means any employee (including any employee who is also a director and/or officer) of the Company or its Subsidiaries.

     2.17 "Employment Agreement" means an agreement between the Company or any Subsidiary and a Participant, setting forth the terms and conditions of the Participant's employment by the Company or such Subsidiary. For purposes of the Plan, such term shall also be deemed to include any agreement between the Company or any Subsidiary and an Advisor, setting forth the terms and conditions of the Advisor's services for the Company or such Subsidiary.

     2.18 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

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     2.19  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     2.20 "Fair Market Value" of a share of Common Stock means such value as is determined by the Committee on the basis of such factors as it deems appropriate; provided that, if the Common Stock is traded on a national securities exchange or transactions in the Common Stock are quoted on the NASDAQ National Market System, such value shall be determined by the Committee on the basis of the last reported sale price for the Common Stock on the date for which such determination is relevant, as reported on the national securities exchange or the NASDAQ National Market System, as the case may be. If the Common Stock is not listed and traded upon a recognized securities exchange or in the NASDAQ National Market System, the Committee shall make a determination of Fair Market Value on the basis of the closing bid and asked quotations for such stock on the date for which such determination is relevant (as reported by a recognized stock quotation service) or, in the event that there are no bid or asked quotations for such stock on the date for which such determination is relevant, then on the basis of the mean between the closing bid and asked quotations on the date nearest preceding the date for which such determination is relevant for which such bid and asked quotations were available. In no event shall "Fair Market Value" be less than the par value of the Common Stock.

     2.21  "Incentive" shall have the meaning given it in Section 2.4 above.

     2.22 "Incentive Stock Option" or "ISO" means a Stock Option that by its terms is intended to be treated as an "incentive stock option" within the meaning of Section 422 of the Code.

     2.23 "Mandated Restrictions" shall have the meaning set forth in Article 3 below.

     2.24 "Nonemployee Director" means a member of the Board of Directors of the Company or any Subsidiary who is not an Employee.

     2.25 "Non-qualified Stock Option" means any Stock Option that does not qualify as an Incentive Stock Option.

     2.26 "Option Exercise Price" means the price that must be paid by a Participant upon exercise of a Stock Option to purchase a share of Common Stock.

     2.27 "Option Period" means the period during which a Stock Option may be exercised.

     2.28 "Participant" shall mean an Employee, Nonemployee Director or Advisor to whom an Award is granted under this Plan.

     2.29 "Plan" means this CellStar Corporation 1993 Amended and Restated Long-Term Incentive Plan, as amended from time to time.

     2.30 "Reporting Participant" means a Participant who is subject to the reporting requirements of Section 16 of the Exchange Act.

     2.31 "Restricted Stock" means shares of Common Stock issued or transferred to a Participant pursuant to this Plan, which shares are subject to the restrictions or limitations set forth in Article 7 of this Plan and in the related Restricted Stock Agreement.

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     2.32  "Restricted Stock Agreement" means a written agreement between the
Company and a Participant with respect to an Award of Restricted Stock.

     2.33 "Retirement" means Termination of Service at or after the Company's established retirement age, unless otherwise defined in a particular Award Agreement. To the extent that a Participant's Employment Agreement differs from the Plan with respect to the meaning of "Retirement," if such Employment Agreement has been approved by the Compensation Committee of the Board of Directors, the definition included in such Employment Agreement shall govern.

     2.34 "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act, as amended from time to time.

     2.35 "SAR Price" means the price that must be paid by a Participant upon exercise of an SAR, which shall be at least the Fair Market Value of each share of Common Stock covered by the SAR, determined on the Date of Grant of the SAR.

     2.36 "Section 162(m)" means Section 162(m) of the Code and the regulations promulgated thereunder from time to time.

     2.37 "Section 162(m) Exception" means the exception under Section 162(m) for "qualified performance-based compensation."

     2.38 "Stock Appreciation Right" or "SAR" means the right to receive a payment equal to the excess of the Fair Market Value of a specified number of shares of Common Stock on the date the SAR is exercised over the SAR Price for such shares.

     2.39 "Stock Appreciation Right Agreement" means an agreement between the Company and a Participant setting forth the terms and conditions of an Award of Stock Appreciation Rights.

     2.40 "Stock Option" means a Non-qualified Stock Option or an Incentive Stock Option to purchase Common Stock.

     2.41 "Stock Option Agreement" means a written agreement between the Company and a Participant setting forth the terms and conditions of an Award of Stock Options.

     2.42 "Subsidiary" means a subsidiary corporation of the Company, within the meaning of Section 424(f) of the Code; provided that, with respect to any Awards under the Plan other than Incentive Stock Options, the term "Subsidiary" shall be deemed to include (i) any limited partnership, if the Company or any subsidiary corporation owns a majority of the general partnership interest and a majority of the limited partnership interests entitled to vote on the removal and replacement of the general partner, and (ii) any partnership, if the partners thereof are composed only of the Company, any subsidiary corporation, or any limited partnership listed in item (i) above.

     2.43 "Ten Percent Owner" means a person who owns, or is deemed within the meaning of Section 422(b)(6) of the Code to own, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or its parent (within the meaning of Section 424(e) of the Code) or

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Subsidiaries). Whether a person is a Ten Percent Owner shall be determined with respect to a Stock Option based on the facts existing immediately prior to the Date of Grant of such Stock Option.

     2.44 "Termination of Service" occurs when a Participant who is an Employee, Nonemployee Director or Advisor shall cease to serve as an Employee, Nonemployee Director or Advisor for any reason; provided that, with respect to Incentive Stock Options, Termination of Service occurs when a Participant ceases to serve as an Employee.

     2.45 "Total and Permanent Disability" of a Participant means that the Participant is qualified for long-term disability benefits under the Company's disability plan or insurance policy; or, if no such plan or policy is then in existence, that the Participant, because of ill health, physical or mental disability or any other reason beyond his or her control, is unable to perform his or her duties of employment for a period of six (6) continuous months, as determined in good faith by the Committee; provided that, with respect to any Incentive Stock Option, Total and Permanent Disability shall have the meaning given it under the rules governing Incentive Stock Options under the Code. With respect to any Award other than an Incentive Stock Option, to the extent that a Participant's Employment Agreement differs from the Plan with respect to the meaning of "Total and Permanent Disability," if such Employment Agreement has been approved by the Compensation Committee of the Board of Directors, the definition included in such Employment Agreement shall govern.

                                   ARTICLE 3
                                ADMINISTRATION

     3.1 In General. The Plan shall be administered by the Board or by a committee appointed by the Board, consisting of at least two members of the Board; provided that, (i) with respect to any Award that is intended to satisfy the requirements of Rule 16b-3, such Award shall be granted and administered by the full Board or by a committee of the Board consisting of at least such number of directors as are required from time to time by Rule 16b-3, and each such Board or committee member shall meet such qualifications as are required by Rule 16b-3 from time to time; and (ii) with respect to any Award that is intended to satisfy the requirements of the Section 162(m) Exception, such Award shall be granted and administered by a committee of the Board consisting of at least such number of directors as are required from time to time to satisfy the Section 162(m) Exception, and each such committee member shall meet such qualifications as are required, from time to time, to satisfy the Section 162(m) Exception.
Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board. Any vacancy occurring in the membership of the Committee may be filled by appointment by the Board.

     The Committee shall select one of its members to act as its Chairman. A majority of the Committee shall constitute a quorum, and the act of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the act of the Committee.

     3.2 Grants By The Committee. Subject to the provisions of the Plan and except as provided in Section 3.3 below, the Committee shall have the sole discretion and authority to determine and designate from time to time the eligible persons to whom Awards will be granted and to determine and interpret the terms and provisions of each Award Agreement, including without limitation the Award Period, the Date of Grant, and such other terms, provisions, limitations, and performance requirements, as are approved by the Committee. The Committee shall determine whether an Award shall include one type of Incentive, two

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or more Incentives granted in combination, or two or more Incentives granted in tandem (that is, a joint grant where exercise of one Incentive results in cancellation of all or a portion of the other Incentive).

     3.3 Delegation of Authority by Committee. Subject to the provisions of the Plan, the Committee may from time to time delegate to the Chief Executive Officer of the Company (the "CEO") the authority, subject to such terms as the Committee shall determine, to determine and designate from time to time the eligible persons to whom Awards may be granted and to perform other specified functions under the Plan; provided, however, that the CEO may not grant any Award to, or perform any function related to an Award of, any individual (i) then subject to Section 16 of the Exchange Act or (ii) who is or, in the determination of the Committee, may become a "covered employee" as that term is defined in Section 162(m) of the Code, and any such grant or function relating to such individuals shall be performed solely by the Committee to ensure compliance with the applicable requirements of the Exchange Act and the Code.

     Any such delegation of authority by the Committee shall be set forth in writing and shall specify the all of the terms and conditions of the delegation. The written delegation of authority may: (i) authorize the CEO to grant Awards pursuant to Sections 6.1, 7.1, 8.1, and 9.1 of the Plan and may set forth the types of Awards that may be granted, (ii) specify the number of shares of Common Stock that may be awarded to any individual Participant and to all Participants during a specified period of time, (iii) specify the amount of any Cash Award and any conditions, limitations, or restrictions to be imposed on Cash Awards, and (iv) specify the exercise price (or the method for determining the exercise price) of an Award, the Option Period, vesting schedule, and any other terms, conditions, or restrictions that may be imposed by the Committee in its sole discretion. The written delegation of the authority shall require the CEO to provide the Committee, on at least a quarterly basis, a report that identifies the Awards granted, the Participants to whom Awards have been granted, the number of shares of Common Stock subject to each Award, the exercise price, and any other terms which are in the CEO's discretion as set forth in the written delegation of authority.

     Any Award granted by the CEO pursuant to a written delegation of authority shall be deemed granted by the Committee, and any action properly taken by the CEO pursuant to a written delegation of authority shall be deemed the action of the Committee, and all such grants and actions shall be subject to Section 3.4 of the Plan.

     3.4 Interpretation of the Plan. Subject to the provisions of the Plan, the Committee shall have sole discretion and authority to (i) interpret the Plan; (ii) prescribe, amend, and rescind any rules and regulations necessary or appropriate for the administration of the Plan; (iii) modify or amend any Award Agreement or waive any conditions or restrictions applicable to any Stock Option or SAR (or the exercise thereof) or to any shares of Restricted Stock; and (iv) make such other determinations and take such other action as it deems necessary or advisable in the administration of the Plan. Any interpretation, determination, or other action made or taken by the Committee shall be final, binding, and conclusive on all interested parties.

     With respect to restrictions ("Mandated Restrictions") in the Plan that are based on the requirements of Rule 16b-3, Section 422 of the Code, the Section 162(m) Exception, the rules of any exchange upon which the Company's securities are listed, or any other applicable law, rule or restriction (collectively, "Applicable Law"), to the extent that any such Mandated Restrictions are no longer required by Applicable Law as determined by the Committee in the Committee's sole discretion, the Committee and the CEO, as applicable, shall have the authority to grant Awards that are not subject to such Mandated Restrictions and/or to waive any such Mandated Restrictions with respect to outstanding Awards.

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                                   ARTICLE 4
                                  ELIGIBILITY

     Any Employee, Nonemployee Director, or Advisor whose judgment, initiative, and efforts contributed or may be expected to contribute to the successful performance of the Company is eligible to participate in the Plan; provided that only Employees shall be eligible to receive Incentive Stock Options; and provided further that, to the extent required by Applicable Law, no member of the Committee shall be eligible to participate in the Plan. The Committee, upon its own action, may grant, but shall not be required to grant, an Award to any Employee, Nonemployee Director, or Advisor. Awards may be granted by the Committee at any time and from time to time to new Participants, or to then Participants, or to a greater or lesser number of Participants, and may include or exclude previous Participants, as the Committee shall determine; provided that no Participant may receive during any fiscal year of the Company Awards in the form of shares of Common Stock, including Stock Options, SARs or Restricted Stock, the aggregate of which shall exceed 250,000 shares of Common Stock. Except as required by this Plan, Awards granted at different times need not contain similar provisions. The Committee's determinations under the Plan (including without limitation determinations of which persons, if any, are to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the agreements evidencing same) need not be uniform and may be made by it selectively among Employees, Nonemployee Directors and/or Advisors who receive, or are eligible to receive, Awards under the Plan.

                                   ARTICLE 5
                            SHARES SUBJECT TO PLAN

     The number of shares of Common Stock that may be issued pursuant to Awards granted under the Plan is 8,000,000 (as may be adjusted in accordance with Articles 12 and 13 hereof). Such shares of Common Stock may be made available from either authorized but unissued Common Stock or Common Stock held by the Company in its treasury. To the extent permitted by the stockholder approval requirements of Rule 16b-3, Sections 162(m) and 422 of the Code, and any other applicable law or regulation, shares of Common Stock previously subject to Awards which are forfeited, terminated, settled in cash in lieu of Common Stock, or exchanged for Awards that do not involve Common Stock, or that are subject to expired and unexercised Stock Options or SARs, shall immediately become available for Awards under the Plan.

     During the term of this Plan, the Company will at all times reserve and keep available a number of shares of Common Stock sufficient to satisfy the requirements of this Plan.

                                   ARTICLE 6
                                 STOCK OPTIONS

     6.1 GRANT OF STOCK OPTIONS. The Committee may, in its sole discretion, grant Stock Options in accordance with the terms and conditions set forth in the Plan. The grant of a Stock Option shall be evidenced by a Stock Option Agreement setting forth the Date of Grant, the total number of shares purchasable pursuant to the Stock Option, the Option Period, the vesting schedule (if any), and such other terms and provisions as are consistent with the Plan.

     6.2 OPTION EXERCISE PRICE. The Option Exercise Price for any Stock Option shall be determined by the Committee and shall be no less than One Hundred Percent (100%) of the Fair Market Value per share of Common Stock on the Date of Grant; provided that, with respect to any Incentive Stock Option that is

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granted to a Ten Percent Owner, the Option Exercise Price shall be at least 110%
of the Fair Market Value of the Common Stock on the Date of Grant.

     6.3 OPTION PERIOD. The Option Period for any Stock Option shall be determined by the Committee; provided that no portion of any Stock Option may be exercised after the expiration of ten (10) years from its Date of Grant; and provided further that, with respect to any Incentive Stock Option that is granted to a Ten Percent Owner, the term of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no more than five (5) years from the Date of Grant.

     6.4 MAXIMUM ISO GRANTS. The Committee may not grant Incentive Stock Options under the Plan to any Employee which would permit the aggregate Fair Market Value (determined on the Date of Grant) of the Common Stock with respect to which Incentive Stock Options (under this and any other plan of the Company and its Subsidiaries or parent) are exercisable for the first time by such Employee during any calendar year to exceed $100,000. To the extent that any Stock Option is granted under the Plan that is first exercisable in excess of the foregoing limitations, such Stock Option shall be deemed to be a Non-qualified Stock Option.

     6.5 EXERCISE OF STOCK OPTIONS. Subject to the terms, conditions, and restrictions of the Plan, each Stock Option may be exercised in accordance with the terms of the Stock Option Agreement pursuant to which the Stock Option is granted. If the Committee imposes conditions upon exercise of any Stock Option, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the Stock Option may be exercised; provided that, the Committee shall not, without the Participant's consent, accelerate any Incentive Stock Option if such acceleration would disqualify such Stock Option as an Incentive Stock Option. Notwithstanding anything in the Plan to the contrary, to the extent required by Rule 16b-3, a Reporting Participant may not exercise a Stock Option or Stock Appreciation Right until at least six months have expired from the "date of grant" (within the meaning of Rule 16b-3).

     Subject to such administrative regulations as the Committee may from time to time adopt, a Stock Option will be deemed exercised for purposes of the Plan when (i) written notice of exercise has been received by the Company at its principal office (which notice shall set forth the number of shares of Common Stock with respect to which the Stock Option is to be exercised and the date of exercise thereof, which shall be at least three (3) days after giving such notice, unless an earlier time shall have been mutually agreed upon) and (ii) payment of the Option Exercise Price is received by the Company in accordance with Section 6.6 below; provided that, with respect to a cashless exercise of any Stock Option (in accordance with clause (c) of Section 6.6 below), such Stock Option will be deemed exercised for purposes of the Plan on the date of sale of the shares of Common Stock received upon exercise. No Stock Option may be exercised for a fractional share of Common Stock.

     6.6 PAYMENT OF OPTION EXERCISE PRICE. The Option Exercise Price may be paid as follows: (a) in cash or by certified check, bank draft, or money order payable to the order of the Company, (b) with Common Stock (including Restricted Stock), valued at its Fair Market Value on the date of exercise, (c) by delivery (including by FAX) to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions from the Participant to a broker or dealer, reasonably acceptable to the Company, to sell certain of the shares of Common Stock purchased upon exercise of the Stock Option or to pledge such shares as collateral for a loan and promptly deliver to the Company the amount of sale or loan proceeds necessary to pay such purchase price, and/or (d) in any other form of valid consideration that is acceptable to the Committee in its sole discretion. In the event that shares of Restricted

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Stock are tendered as consideration for the exercise of a Stock Option, a number of shares of Common Stock issued upon the exercise of the Stock Option, equal to the number of shares of Restricted Stock used as consideration therefor, shall be subject to the same restrictions as the Restricted Stock so submitted.

     Upon payment of all amounts due from the Participant, the Company shall cause certificates for the Common Stock then being purchased to be delivered to the Participant (or the person exercising the Participant's Stock Option in the event of his death) at its principal business office or other mutually agreed upon location within ten (10) business days after the exercise.

     If the Participant fails to pay for any of the Common Stock specified in such notice or fails to accept delivery thereof, the Participant's right to purchase such Common Stock may be terminated by the Company.

     6.7 LIMITATION ON INCENTIVE STOCK OPTION CHARACTERIZATION. To the extent that any Stock Option fails to qualify as an Incentive Stock Option, such Stock Option will be considered a Non-qualified Stock Option.

     6.8 TERMINATION OF SERVICE. Unless otherwise permitted by the Committee, in its sole discretion, in the event of Termination of Service of a Participant, any Stock Options held by such Participant shall be exercisable as follows:

          (a) Termination Due to Death or Total and Permanent Disability. In the event of a Participant's Termination of Service due to death or Total and Permanent Disability, such Participant's Stock Options may be exercised, to the extent such Stock Options could have been exercised by the Participant on the date of the Participant's death or Total and Permanent Disability (as applicable), for a period of twelve (12) months after the Participant's death or Total and Permanent Disability (as applicable) or until the expiration of the original Option Period (if sooner).

          (b) Termination Due to Retirement. In the event of a Participant's Termination of Service due to Retirement, such Participant's Stock Options may be exercised, to the extent such Stock Options could have been exercised by the Participant on the date of the Participant's Retirement, for a period of three (3) months after the date of the Participant's Retirement or until the expiration of the original Option Period (if sooner).

          (c) Termination for Reasons Other than Death, Total and Permanent Disability, or Retirement. In the event of a Participant's Termination of Service for any reason other than death, Total and Permanent Disability, or Retirement, such Participant's Stock Options may be exercised, to the extent such Stock Options could have been exercised by the Participant on the date of such Termination of Service, for a period of thirty (30) days after the date of such Termination of Service or until the expiration of the original Option Period (if sooner).

     6.9  TRANSFERABILITY OF STOCK OPTIONS.

          (a) Incentive Stock Options. Incentive Stock Options may not be transferred or assigned other than by will or the laws of descent and distribution and may be exercised during the lifetime of the Participant only by the Participant or the Participant's legally authorized representative, and each Stock Option Agreement in respect of an Incentive Stock Option shall so provide. The designation by a Participant of a beneficiary will not constitute a transfer of the Stock Option.

          The Committee may waive or modify any limitation contained in this
     Section 6.9(a) that is not required for compliance with Section 422 of the Code.

          (b)  Non-qualified Stock Options.

               (1) Participants Other Than Reporting Participants. With respect to Non-qualified Stock Options granted hereunder to any Participant who is not a Reporting Participant, the Committee may, in its sole discretion, provide in any Stock Option Agreement (or in an amendment to any existing Stock Option Agreement) such provisions regarding transferability of the Non-qualified Stock Options as the Committee, in its sole discretion, deems appropriate.

               (2) Reporting Participants. Except as may be specified by the Committee in accordance with the following paragraph, a Non-qualified Stock Option granted to a Reporting Participant may not be transferred or assigned other than by will or the laws of descent and distribution or pursuant to the terms of a qualified domestic relations order, as defined by the Code or Title I of ERISA, or the rules thereunder. The designation by a Reporting Participant of a beneficiary will not constitute a transfer of the Stock Option.

               The Committee may, in its sole discretion, provide in any Stock Option Agreement (or in an amendment to any existing Stock Option Agreement) that Non-qualified Stock Options granted hereunder to a Reporting Participant may be transferred to members of the Reporting Participant's immediate family, trusts for the benefit of such immediate family members and partnerships in which such immediate family members are the only partners, provided that there cannot be any consideration for the transfer.

               The Committee may waive or modify any limitation contained in this Section 6.9(b)(2) that is not required for compliance with Rule 16b-3.

                                   ARTICLE 7
                               RESTRICTED STOCK

     7.1 GRANT OF RESTRICTED STOCK. The Committee may, in its sole discretion, grant Restricted Stock Awards in accordance with the terms and conditions set forth in the Plan. The grant of an Award of Restricted Stock shall be evidenced by a Restricted Stock Agreement setting forth (i) the Date of Grant, (ii) the number of shares of Restricted Stock awarded, (iii) the price, if any, to be paid by the Participant for such Restricted Stock, (iv) the time or times within which such Award may be subject to forfeiture, (v) specified performance goals, or other criteria, if any, that the Committee determines must be met in order to remove any restrictions (including vesting) on such Award, and (vi) such other terms and provisions as are consistent with the Plan. The provisions of Restricted Stock Awards need not be the same with respect to each Participant.

     7.2 RESTRICTIONS AND CONDITIONS. Each Restricted Stock Award shall confer upon the recipient thereof the right to receive a specified number of shares of Common Stock in accordance with the terms and conditions of each Participant's Restricted Stock Agreement and the restrictions and conditions set forth below:

          (a) The shares of Common Stock awarded hereunder to a Participant shall be restricted for a period of time (the "Restriction Period") to be determined by the Committee for each Participant at the time of the Award. The restrictions shall prohibit the sale, transfer, pledge, assignment or other encumbrance of such shares and shall provide for possible reversion thereof to the Company in accordance with subparagraph (f) during the Restriction Period. The Restriction Period shall commence on the Date of Grant and, unless otherwise established by the Committee in the Restricted Stock Agreement, shall expire upon satisfaction of the conditions set forth in the Award Agreement, which conditions may provide for vesting based on
     (i) length of continuous service, (ii) achievement of specific business objectives, (iii) increases in specified indices, (iv) attainment of specified growth rates, or (v) any other factor, as determined by the Committee in its sole discretion. The Committee may, in its sole discretion, remove any or all of the restrictions on such Restricted Stock whenever it may determine that, by reason of changes in applicable laws or other changes in circumstances arising after the date of the Award, such action is appropriate.

          (b) From the Date of Grant of a Restricted Stock Award, the Participant shall have, with respect to his or her shares of Restricted Stock, all of the rights of a stockholder of the Company, including the right to vote the shares, and the right to receive any dividends thereon, subject to forfeiture of such rights, as provided in subparagraph (f) below.

          (c) Each Participant who is awarded Restricted Stock shall be issued a stock certificate or certificates in respect of such shares of Common Stock, which shall be registered in the name of the Participant, but shall be delivered by the Participant to the Company together with a stock power endorsed in blank. Each such certificate shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, substantially in the following form:

          "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO FORFEITURE, RESTRICTIONS ON TRANSFER AND CERTAIN OTHER TERMS AND CONDITIONS SET FORTH IN THE CELLSTAR CORPORATION 1993 AMENDED AND RESTATED LONG-TERM INCENTIVE PLAN AND IN A RELATED AWARD AGREEMENT ENTERED INTO BETWEEN THE REGISTERED OWNER AND CELLSTAR CORPORATION. COPIES OF SUCH PLAN AND AGREEMENT ARE ON FILE AT THE PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE OF, AND WILL BE FURNISHED WITHOUT CHARGE UPON WRITTEN REQUEST BY THE RECORD HOLDER TO, CELLSTAR CORPORATION, 1730 BRIERCROFT COURT, CARROLLTON, TEXAS 75006."

          Each Restricted Stock Agreement shall require that (i) each Participant, by his or her acceptance of Restricted Stock, shall irrevocably grant to the Company a power of attorney to transfer any shares so forfeited to the Company and agrees to execute any documents requested by the Company in connection with such forfeiture and transfer, and (ii) such provisions regarding returns and transfers of stock certificates with respect to forfeited shares of Common Stock shall be specifically performable by the Company in a court of equity or law.

          (d) Upon the lapse of a Restriction Period, the Company will return the stock certificates representing shares of Common Stock with respect to which the restrictions have lapsed to the Participant or his or her legal representative, and pursuant to the instruction of the Participant or his or her legal representative will issue a certificate for such shares that does not bear the legend set forth in subparagraph (c) above.

          (e) Any other securities or assets (other than ordinary cash dividends) that are received by a Participant with respect to shares of Restricted Stock awarded to such Participant, which shares are still subject to restrictions established in accordance with subparagraph (a) above, will be subject to the same restrictions and will be delivered by the Participant to the Company as provided in subparagraph (c) above.

          (f) Subject to the provisions of the particular Award Agreement, and unless otherwise permitted by the Committee in its sole discretion, upon Termination of Service for any reason during the Restriction Period, any nonvested shares of Restricted Stock held by such Participant shall be forfeited by the Participant. In the event a Participant has paid any consideration to the Company for forfeited Restricted Stock, the Company shall, as soon as practicable after the event causing forfeiture (but in any event within 5 business days), pay to the Participant, in cash, an amount equal to the total consideration paid by the Participant for such forfeited shares. Upon any forfeiture, all rights of a Participant with respect to the forfeited shares of Restricted Stock shall cease and terminate, without any further obligation on the part of the Company.

     7.3 NOTICE TO COMPANY OF SECTION 83(B) ELECTION. Any Participant who exercises an election under Section 83(b) of the Code to have his or her receipt of shares of Restricted Stock taxed currently, without regard to restrictions, must give notice to the Company of such election immediately upon making such election. Any such election must be made within 30 days after the effective date of issuance and cannot be revoked except with the consent of the Internal Revenue Service.

                                   ARTICLE 8
                           STOCK APPRECIATION RIGHTS

     8.1 GRANTS OF SARs. The Committee may, in its sole discretion, grant Stock Appreciation Rights in accordance with the terms and conditions set forth in the Plan. Each SAR Agreement may contain such additional terms and conditions, not inconsistent with the terms of the Plan, as are determined by the Committee in its sole discretion. An SAR may be granted in combination with, in addition to, or completely independent of, a Stock Option or any other Award. An SAR shall entitle a Participant to surrender to the Company all or a portion of the SAR in exchange for an amount equal to the excess of the Fair Market Value of a share of Common Stock on the date of exercise over the SAR Price, multiplied by the total number of shares of Common Stock with respect to which the SAR shall have been exercised.

     8.2 SAR PRICE. The SAR Price for any share of Common Stock subject to an SAR shall be no less than One Hundred Percent (100%) of the Fair Market Value of the share on the Date of Grant.

     8.3 AWARD PERIOD. Subject to Section 8.9 below, the Award Period for any Stock Appreciation Right shall be determined by the Committee; provided that no portion of any Stock Appreciation Right may be exercised after the expiration of ten (10) years from its Date of Grant.

     8.4 FORM OF PAYMENT. In the discretion of the Committee, the Company may satisfy its payment obligation upon a Participant's exercise of an SAR (i) in cash, (b) in shares of Common Stock valued at their Fair Market Value on the date of exercise, or (c) in part with cash and in part with shares of Common Stock.

     8.5 EXERCISE OF SARS. Subject to the following paragraph, each Stock Appreciation Right shall be exercisable in accordance with the terms of the Stock Appreciation Rights Agreement pursuant to which the Stock Appreciation Right is granted. Subject to the conditions of this Section 8.5 and such administrative regulations as the Committee may from time to time adopt, an SAR may be exercised by the delivery of written notice to the Committee setting forth the number of shares of Common Stock with respect to which the SAR is to be exercised and the date of exercise thereof, which shall be at least three (3) days after giving such notice unless an earlier time shall have been mutually agreed upon. On the date of exercise, the Participant shall receive from the Company in exchange therefor payment in an amount equal to the excess (if any) of the Fair Market Value (as of the date of the exercise of the SAR) of one share of Common Stock over the SAR Price per share specified in such SAR, multiplied by the total number of shares of Common Stock of the SAR being surrendered.

     A transaction under the Plan involving the exercise of an SAR and the receipt of cash in complete or partial settlement of the SAR by a Reporting Participant shall be subject to the satisfaction of all of the following conditions:

          (a) the Company shall have been subject to and complied with the reporting requirements of Section 13(a) of the Exchange Act for at least one year prior to the exercise of the SAR;

          (b) the Company regularly releases for publication quarterly and annual summary statements of sales and earnings;

          (c) any election by the Reporting Participant to receive cash in full or partial settlement of the SAR, as well as the exercise by the insider of the SAR for cash, shall have been made during the period beginning on the third business day following the date of release of the financial data specified in subparagraph (b) above and ending on the twelfth day following such date, unless the exercise by the participant of the SAR is for cash and the date of exercise is automatic or fixed in advance under the Plan and is outside the control of the participant, in which case the condition in this subparagraph (c) shall not be applicable; and

          (d) The SAR must be held for six months from the date of acquisition to the date of cash settlement.

     If the conditions to the exercise of an SAR by a Reporting Participant contained in Rule 16b-3 are subsequently modified, the foregoing conditions shall automatically be deemed amended to incorporate such modifications. Furthermore, the Committee may waive any limitation contained in this Section that is not required for compliance with Rule 16b-3.

     8.6 EFFECT ON STOCK OPTIONS AND VICE-VERSA. Whenever a Stock Appreciation Right is granted in relation to a Stock Option and the exercise of one affects the right to exercise the other, the number of shares of stock available under the Stock Option to which the Stock Appreciation Right relates will decrease by a number equal to the number of shares of Common Stock for which the Stock Appreciation Right is exercised. Upon the exercise of a Stock Option, any related SAR will terminate as to any number of shares of Common Stock subject to such Stock Appreciation Right that exceeds the total number of shares of Common Stock for which the Stock Option remains unexercised.

     8.7 TERMINATION OF EMPLOYMENT OR SERVICE. Unless otherwise permitted by the Committee, in its sole discretion, in the event of Termination of Service of a Participant, any Stock Appreciation Rights held by such Participant shall be exercisable as set forth below; provided that, whenever a Stock Appreciation Right is granted in relation to a Stock Option and the exercise of one affects the right to exercise the other, the Stock Appreciation Right may be exercised only during the period, if any, within which the Stock Option to which it relates may be exercised.

          (a) Termination Due to Death or Total and Permanent Disability. In the event of a Participant's Termination of Service due to death or Total and Permanent Disability, such Participant's Stock Appreciation Rights may be exercised, to the extent such Stock Appreciation Rights could have been exercised by the Participant on the date of the Participant's death or Total and Permanent Disability (as applicable), for a period of twelve (12) months after the Participant's death or Total and Permanent Disability (as applicable) or until the expiration of the original Award Period (if sooner).

          (b) Termination Due to Retirement. In the event of a Participant's Termination of Service due to Retirement, such Participant's Stock Appreciation Rights may be exercised, to the extent such Stock Appreciation Rights could have been exercised by the Participant on the date of the Participant's Retirement, for a period of three (3) months after the date of the Participant's Retirement or until the expiration of the original Award Period (if sooner).

          (c) Termination for Reasons Other than Death, Total and Permanent Disability, or Retirement. In the event of a Participant's Termination of Service for any reason other than death, Total and Permanent Disability, or Retirement, such Participant's Stock Appreciation Rights may be exercised, to the extent such Stock Appreciation Rights could have been exercised on the date of such Termination of Service, for a period of thirty (30) days after the date of such Termination of Service or until the expiration of the original Award Period (if sooner).

     8.8  TRANSFERABILITY OF STOCK APPRECIATION RIGHTS.

          (a)  Participants Other Than Reporting Participants.  Subject to
     Section 8.9 below, with respect to SARs granted hereunder to any Participant who is not a Reporting Participant, the Committee may, in its sole discretion, provide in any Stock Appreciation Rights Agreement (or in an amendment to any existing Stock Appreciation Rights Agreement) such provisions regarding transferability of the SARs as the Committee, in its sole discretion, deems appropriate.

          (b) Reporting Participants. Subject to Section 8.9 below, and except as may be specified by the Committee in accordance with the following paragraph, a Stock Appreciation Right granted to a Reporting Participant may not be transferred or assigned other than by will or the laws of descent and distribution or pursuant to the terms of a qualified domestic relations order, as defined by the Code or Title I of ERISA, or the rules thereunder. The designation by a Reporting Participant of a beneficiary will not constitute a transfer of the SAR.

          Subject to Section 8.9 below, the Committee may, in its sole discretion, provide in any Stock Appreciation Rights Agreement (or in an amendment to any existing Stock Appreciation Rights Agreement) that Stock Appreciation Rights granted hereunder to a Reporting Participant may be transferred to members of the Reporting Participant's immediate family, trusts for the benefit of such immediate family members and partnerships in which such immediate family members are the only partners, provided that there cannot be any consideration for the transfer.

          The Committee may waive or modify any limitation contained in this
     Section 8.8(b) that is not required from compliance with Rule 16b-3.

     8.9 TANDEM INCENTIVE STOCK OPTION - STOCK APPRECIATION RIGHT. Whenever an Incentive Stock Option and a Stock Appreciation Right are granted together and the exercise of one affects the right to exercise the other, the following requirements shall apply:

          (a) The Stock Appreciation Right shall expire no later than the expiration of the underlying Incentive Stock Option;

          (b) The Stock Appreciation Right may be for no more than the difference between the Stock Option Exercise Price of the underlying Incentive Stock Option and the Fair Market Value of the Common Stock subject to the underlying Incentive Stock Option at the time the SAR is exercised;

          (c) The Stock Appreciation Right is transferable only when the underlying Incentive Stock Option is transferable, and under the same conditions;

          (d) The Stock Appreciation Right may be exercised only when the underlying Incentive Stock Option is eligible to be exercised; and

          (e) The Stock Appreciation Right may be exercised only when the Fair Market Value of the Common Stock subject to the underlying Incentive Stock Option exceeds the Option Exercise Price of the underlying Incentive Stock Option.

                                   ARTICLE 9
                                  CASH AWARDS

     9.1 GRANT OF CASH AWARDS. The Committee may, in its sole discretion, grant Cash Awards in accordance with the terms and conditions set forth in the Plan. Each related Award Agreement shall set forth (i) the amount of the Cash Award, (ii) the time or times within which such Award may be subject to forfeiture, if any, (iii) specified performance goals, or other criteria, if any, as the Committee may determine must be met in order to remove any restrictions (including vesting) on such Award, and (iv) any other terms, limitations, restrictions, and conditions of the Incentive that are consistent with this Plan.

     The Award Agreement shall also set forth the vesting period for the Cash Award, if any, which shall commence on the Date of Grant and, unless otherwise established by the Committee in the Award Agreement, shall expire upon satisfaction of the conditions set forth in the Award Agreement. Such conditions may provide for vesting based on (i) length of continuous service,
(ii) achievement of specific business objectives, (iii) increases in specified indices, (iv) attainment of specified growth rates, or (v) other comparable measurements of Company performance, as may be determined by the Committee in its sole discretion.

     9.2 TERMINATION OF SERVICE. Subject to the provisions of the particular Award Agreement, and unless otherwise permitted by the Committee, in its sole discretion, upon Termination of Service for any reason during a vesting period (if any), the nonvested portion of a Cash Award shall be forfeited by the Participant. Upon any forfeiture, all rights of a Participant with respect to the forfeited Cash Award shall cease and terminate, without any further obligation on the part of the Company.

     9.3 FORM OF PAYMENT. In the sole discretion of the Committee, the Company may satisfy its obligation under a Cash Award by the distribution of that number of shares of Common Stock, Stock Options, or Restricted Stock, or any combination thereof, having an aggregate Fair Market Value (as of the date of payment) equal to the amount of cash otherwise payable to the Participant, with a cash settlement to be made for any fractional share interests, or the Company may settle such obligation in part with shares of Common Stock and in part with cash. If required by Rule 16b-3 at the time of distribution, any shares of Common Stock distributed to a Reporting Participant must be held by such Participant for at least six months from the date of distribution.

                                   ARTICLE 10
                          AMENDMENT OR DISCONTINUANCE

     The Plan may be amended or discontinued by the Board, or, if the Board has specifically delegated this authority to the Committee, by the Committee, without the approval of the stockholders; provided that no amendment shall be made without approval of the stockholders of the Company if such approval is required under the Code, Rule 16b-3, the requirements of any exchange upon which the Company's securities are listed, or any other applicable law or regulation. In addition, no termination or amendment of the Plan may, without the consent of the Participant to whom any Award has theretofore been granted, adversely affect the rights of such Participant with respect to such Award.

                                   ARTICLE 11
                                      TERM

     Unless sooner terminated by action of the Board, the Plan will terminate on December 3, 2003.

                                   ARTICLE 12
                              CAPITAL ADJUSTMENTS

     If at any time while the Plan is in effect, or while unexercised Stock Options or SARs or unvested shares of Restricted Stock are outstanding, there shall be any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from (1) the declaration or payment of a stock dividend, (2) any recapitalization resulting in a stock split-up, combination, or exchange of shares of Common Stock, or (3) other increase or decrease in such shares effected without receipt of consideration by the Company, then and in such event:

          (a) An appropriate adjustment shall be made in the maximum number of shares of Common Stock then subject to being awarded under the Plan and in the maximum number of shares of Common Stock then subject to being awarded to a Participant, to the end that the same proportion of the Company's issued and outstanding shares of Common Stock shall continue to be subject to being so awarded;

          (b) Appropriate adjustments shall be made in the number of shares of Common Stock purchasable under outstanding, unexercised Stock Options and the Option Exercise Price therefor, to the end that the same proportion of the Company's issued and outstanding shares of Common Stock in each such instance shall remain subject to purchase at the same aggregate Option Exercise Price;

          (c) Appropriate adjustments shall be made in the number of shares of Common Stock subject to outstanding, unexercised SARs and the SAR Price therefor, to the end that the same proportion of the Company's issued and outstanding shares of Common Stock in each instance shall remain subject to exercise at the same aggregate SAR Price; and

          (d) Appropriate adjustments shall be made in the number of outstanding shares of Restricted Stock with respect to which restrictions have not yet lapsed prior to any such change.

     Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, (i) the number, or Option Exercise Price, of shares of Common Stock then subject to outstanding Stock Options granted under the Plan,
(ii) the number, or SAR Price, of SARs then subject to outstanding SARs granted under the Plan, or (iii) the number of outstanding shares of Restricted Stock.

     Upon the occurrence of each event requiring an adjustment with respect to Stock Options, SARs, or shares of Restricted Stock, the Company shall mail to each affected Participant its computation of such adjustment which shall be conclusive and shall be binding upon each such Participant.

                                   ARTICLE 13
                   RECAPITALIZATION, MERGER AND CONSOLIDATION

     (a) The existence of this Plan and Incentives granted hereunder shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company's capital structure and its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or preference stocks ranking prior to or otherwise affecting the Common Stock or the rights thereof (or any rights, options, or warrants to purchase same), or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

     (b) Subject to any required action by the stockholders, if the Company shall be the surviving or resulting corporation in any merger or consolidation, any Incentive granted hereunder shall pertain to and apply to the securities or rights (including cash, property, or assets) to which a holder of the number of shares of Common Stock subject to the Incentive would have been entitled.

     (c) In the event of any merger or consolidation pursuant to which the Company is not the surviving or resulting corporation, there shall be substituted for each share of Common Stock subject to the unexercised or unvested portions of outstanding Incentives, that number of shares of each class of stock or other securities or that amount of cash, property, or assets of the surviving or consolidated company that were distributed or distributable to the stockholders of the Company in respect to each share of Common Stock held by them, such outstanding Incentives to thereafter pertain to such stock, securities, cash, or property in accordance with their terms (subject to subparagraph (d) below). Notwithstanding the foregoing, however, all such Incentives may be canceled by the Board as of the effective date of any such reorganization, merger, or consolidation, by giving notice to each holder thereof or his personal representative of its intention to do so and by permitting the exercise during the thirty (30) day period next preceding such effective date of any outstanding Stock Options or SARs, whether or not vested in accordance with their original terms, and by waiving all restrictions on outstanding shares of Restricted Stock.

     (d) In the event of a Change of Control, then, notwithstanding any other provision in this Plan to the contrary, all unmatured installments of Incentives outstanding shall thereupon automatically be accelerated and exercisable in full, and all restrictions and/or performance goals with respect to any Incentive shall be deemed satisfied. The determination of the Committee that any of the foregoing conditions has been met shall be binding and conclusive on all parties.

                                   ARTICLE 14
                           LIQUIDATION OR DISSOLUTION

     In case the Company shall, at any time while any Incentive under this Plan shall be in force and remain unexpired, (i) sell all or substantially all of its property, or (ii) dissolve, liquidate, or wind up its affairs, then each Participant may thereafter receive upon exercise of any Option or SAR (in lieu of each share of Common Stock of the Company which such Participant would have been entitled to receive) the same kind and amount of any securities or assets as may be issuable, distributable, or payable upon any such sale, dissolution, liquidation, or winding up with respect to each share of Common Stock of the Company. If the Company shall, at any time prior to the expiration of any Incentive, make any partial distribution of its assets, in the nature of a partial liquidation, whether payable in cash or in kind (but excluding the distribution of a cash dividend payable out of earned surplus and designated as such), then in such event the exercise prices then in effect with respect to any outstanding Stock Options or SARs shall be reduced, on the payment date of such distribution, in proportion to the percentage reduction in the tangible book value of the shares of the Company's Common Stock (determined in accordance with generally accepted accounting principles) resulting by reason of such distribution.

                                   ARTICLE 15
                         INCENTIVES IN SUBSTITUTION FOR
                    INCENTIVES GRANTED BY OTHER CORPORATIONS

     Stock Options, SARs and shares of Restricted Stock may be granted under the Plan from time to time in substitution for options, stock appreciation rights or shares of restricted stock held by employees of a corporation who become or are about to become Employees of the Company or any Subsidiary as a result of a merger or consolidation of the employing corporation with the Company or the acquisition by the Company of stock of the employing corporation. The terms and conditions of the substitute Incentives so granted may vary from the terms and conditions set forth in this Plan to such extent as the Board at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the options, stock appreciation rights or shares of restricted stock in substitution for which they are granted.

                                   ARTICLE 16
                            MISCELLANEOUS PROVISIONS

     16.1 INVESTMENT INTENT. The Company may require that there be presented to and filed with it by any Participant under the Plan, such evidence as it may deem necessary to establish that the Incentives granted or the shares of Common Stock to be purchased or transferred are being acquired for investment and not with a view to their distribution.

     16.2 NO RIGHT TO CONTINUED EMPLOYMENT. Neither the Plan nor any Incentive granted under the Plan shall confer upon any Participant any right with respect to continuance of employment by the Company or any Subsidiary.

     16.3 INDEMNIFICATION OF BOARD AND COMMITTEE. No member of the Board or the Committee, nor any officer or Employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination, or interpretation.

     16.4 EFFECT OF THE PLAN. Neither the adoption of this Plan nor any action of the Board or the Committee shall be deemed to give any person any right to be granted an Award or any other rights except as may be evidenced by an Award Agreement, or any amendment thereto, duly authorized by the Committee and executed on behalf of the Company, and then only to the extent and upon the terms and conditions expressly set forth therein.

     16.5 COMPLIANCE WITH SECURITIES LAWS AND OTHER RULES AND REGULATIONS.   The
Plan, the grant and exercise of Incentives hereunder, and the obligation of the Company to sell and deliver shares of Common Stock, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. The Company shall have no obligation to sell or issue shares of Common Stock under any Incentive if the Committee determines, in its sole discretion, that issuance thereof would constitute a violation by the Participant or the Company of any provisions of any law or regulation of any governmental authority (including Section 16 of the Exchange Act) or any securities exchange or other forum in which shares of Common Stock are traded; and, as a condition of any sale or issuance of shares of Common Stock under an Incentive, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any such law or regulation.

     16.6 WITHHOLDING; NOTICE OF DISPOSITION OF STOCK PRIOR TO EXPIRATION OF ISO HOLDING PERIOD.

          (a) Condition Precedent. Whenever shares of Common Stock are to be issued pursuant an Award, the Company shall have the right to require the Participant to remit to the Company an amount sufficient to satisfy federal, state, local or other withholding tax requirements prior to the delivery of any certificate or certificates for such shares of Common Stock.

          (b) Manner of Satisfying Withholding Obligation. When a Participant is required to pay to the Company an amount required to be withheld under applicable tax laws in connection with an Award, such payment may be made
     (i) in cash, (ii) by check, (iii) if permitted by the Committee, by delivery to the Company of shares of Common Stock already owned by the Participant having a Fair Market Value on the date the amount of tax to be withheld is to be determined (the "Tax Date") equal to the amount required to be withheld, (iv) with respect to Stock Options, through the withholding by the Company ("Company Withholding") of a portion of the shares of Common Stock acquired upon the exercise of the Stock Options (provided that, with respect to any Stock Option held by a Reporting Participant, at least six months has elapsed between the Date of Grant of such Stock Option and the exercise involving tax withholding) having a Fair Market Value on the Tax Date equal to the amount required to be withheld, or (v) in any other form of valid consideration, as permitted by the Committee in its discretion; provided that a Reporting Participant shall not be permitted to satisfy his or her withholding obligation through Company Withholding unless required to do so by the Committee, in its sole discretion. The Committee may waive or modify any limitation contained in this Section that is not required for compliance with Rule 16b-3.

          (c) Notice of Disposition of Stock Acquired Pursuant to Incentive Stock Options. If shares of Common Stock acquired upon exercise of an Incentive Stock Option are disposed of by a Participant prior to the expiration of either two (2) years from the Date of Grant of such Stock Option or one (1) year from the transfer of shares of Common Stock to the Participant pursuant to the exercise of such Stock Option, or in any other disqualifying disposition within the meaning of Section 422 of the Code, such Participant shall notify the Company in writing of the date and terms of such disposition. A disqualifying disposition by a Participant shall not affect the status of any other Stock Option granted under the Plan as an Incentive Stock Option within the meaning of Section 422 of the Code.

     16.7 USE OF PROCEEDS. Proceeds from the sale of shares of Common Stock pursuant to Incentives granted under this Plan shall constitute general funds of the Company.

     16.8 LEGEND. Each certificate representing shares of Common Stock issued to a Participant pursuant to the Plan shall bear the following legend, or a similar legend deemed by the Company to constitute an appropriate notice of the provisions hereof and the applicable security laws (any such certificate not having such legend shall be surrendered upon demand by the Company and so endorsed):

On the face of the certificate:

     "Transfer of this stock is restricted in accordance with conditions printed on the reverse of this certificate."

On the reverse:

     "The shares of stock evidenced by this certificate are subject to and transferrable only in accordance with that certain CellStar Corporation 1993 Amended and Restated Long-Term Incentive Plan, as amended from time to time, a copy of which is on file at the principal office of the Company in Carrollton, Texas. No transfer or pledge of the shares evidenced hereby may be made except in accordance with and subject to the provisions of said Plan. By acceptance of this certificate, any holder, transferee or pledge hereof agrees to be bound by all of the provisions of said Plan."

Insert the following legend on the certificate if the shares were not issued in a transaction registered under the applicable federal and state securities laws:

     "Shares of stock represented by this certificate have been acquired by the holder for investment and not for resale, transfer or distribution, have been issued pursuant to exemptions from the registration requirements of applicable state and federal securities laws, and may not be offered for sale, sold or transferred other than pursuant to effective registration under such laws, or in transactions otherwise in compliance with such laws, and upon evidence satisfactory to the Company of compliance with such laws, as to which the Company may rely upon an opinion of counsel satisfactory to the Company."

     A copy of this Plan shall be kept on file in the principal office of the Company in Carrollton, Texas.

     IN WITNESS WHEREOF, the Company has caused this instrument to be executed as of January 21, 2000, by its President and Secretary pursuant to prior action taken by the Board.


                                    CELLSTAR CORPORATION



                                    By: /s/ Dale H. Allardyce
                                        ---------------------
                                         Dale H. Allardyce
                                         President and COO

Attest:


/s/ Elaine Flud Rodriguez
-------------------------
Elaine Flud Rodriguez, Secretary

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